DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Portfolio
(formerly, the U.S. Large Company Institutional Index Portfolio)

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2010

This Supplement describes certain technical changes to your investment in the U.S. Large Company Portfolio.  These changes will not affect the value of your investment.

On September 10, 2010, the U.S. Large Company Portfolio (the “Portfolio”) of Dimensional Investment Group Inc. simplified its operations by discontinuing the master-feeder structure and no longer investing substantially all of the Portfolio’s assets in The U.S. Large Company Series (the “Master Fund”) of The DFA Investment Trust Company. Instead, the Portfolio now purchases portfolio securities directly.  The Portfolio has acquired the portfolio securities previously held by the Master Fund.

As a consequence of these changes, the following revisions are made to the Prospectus:

(i)
All references in the Prospectus to the Portfolio being a “Feeder Portfolio” that utilizes the master-feeder structure are deleted, and, generally, all references to the “DFA Investment Trust Company,” the “Trust,” “The U.S. Large Company Series,” the “U.S. Large Company Series,” “master fund,” and “Master Fund,” in the context of the Portfolio, are deleted.  In addition, references to “The U.S. Large Company Series” or “U.S. Large Company Series,” “Master Fund,” and “Board of Trustees of the Trust” are replaced with the “U.S. Large Company Portfolio,” “Portfolio,” and “Board of Directors of the Fund,” respectively.

(ii)	The second sentence in the paragraph under the heading “INVESTMENT OBJECTIVE” on page 1 of the Prospectus is deleted.

(iii)	The information in footnote “*” under the heading “FEES AND EXPENSES OF THE PORTFOLIO” on page 1 of the Prospectus is deleted and replaced as follows:

*
The information in the table reflects the fees and expenses of the U.S. Large Company Portfolio when it operated in a master-feeder structure.  Effective September 10, 2010, the Portfolio changed its investment structure to a stand-alone investment structure.  The fees and expenses of the Portfolio would not have exceeded those disclosed in the table if the stand-alone investment structure had been utilized for the fiscal period ended October 31, 2009.

(iv)	The sentence after “1 Year, 3 Years, 5 Years and 10 Years” under the heading “FEES AND EXPENSES OF THE PORTFOLIO” on page 1 of the Prospectus is deleted.

(v)	The second paragraph under the heading “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES” on page 5 of the Prospectus is deleted and replaced as follows:

U.S. Large Company Portfolio seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index. The U.S. Large Company Portfolio intends to invest in all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index.

(vi)
The sub-section “Portfolio Reorganization” on page 6 of the Prospectus is deleted and replaced as follows:

On May 8, 2010, the U.S. Large Company Portfolio, a portfolio of DFA Investment Dimensions Group Inc., pursuant to an Agreement and Plan of Reorganization, was reorganized with and into the Portfolio (formerly, the U.S. Large Company Institutional Index Portfolio).

(vii)	The sixth and seventh sentences of the second paragraph under the heading “SECURITIES LOANS” on pages 6-7 of the Prospectus are deleted.

(viii)	The information in footnote “*” under the heading “SECURITIES LENDING REVENUE” on page 7 of the Prospectus is deleted and replaced with the following:

Prior to September 10, 2010, the U.S. Large Company Portfolio operated as a Feeder Portfolio in a master-feeder structure. The U.S. Large Company Portfolio invested substantially all of its assets in The U.S. Large Company Series prior to September 10, 2010. For the U.S. Large Company Portfolio, the “Net Revenue” reflects the total securities lending revenue generated by the Portfolio and the proportional share of the securities lending revenue generated by The U.S. Large Company Series that was received by the Portfolio.

(ix)	The first paragraph under the heading “MANAGEMENT OF THE PORTFOLIO” on page 7 of the Prospectus is deleted and replaced with the following:

The Advisor serves as investment advisor to the Portfolio.  Pursuant to an Investment Advisory Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio’s assets. The Portfolio is managed using a team approach.  The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

(x)	The first sentence under the fifth full paragraph on page 8 of the Prospectus is deleted and replaced with the following:

A discussion regarding the basis for the Board of Directors approving the investment management agreement with respect to the Portfolio will be available in future annual or semi-annual reports for the Portfolio.

(xi)	The paragraph under the sub-heading “Management Fees” on page 8 of the Prospectus is deleted and replaced with the following:

The “Annual Fund Operating Expenses” table describes the fees incurred by the Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2009. The “Management Fee” listed in the table for the Portfolio reflects the investment advisory fee that was payable by the U.S. Large Company Portfolio to the Advisor when it operated in a master-feeder structure.  Effective September 10, 2010, the Portfolio changed its investment structure to a stand-alone structure, which invests directly in portfolio securities.

(xii)
The parenthetical “(including the expenses the Portfolio bears as a shareholder of the Master Fund)” under the sub-heading “Fee Waiver and Expense Assumption Agreement” on page 8 of the Prospectus is deleted.

(xiii)	Under the heading “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” on pages 9-10 of the Prospectus:

a) the last sentence in the paragraph titled “Tax Considerations” at the bottom of page 9 is deleted.

b)           the third paragraph on page 10 of the Prospectus is deleted.

(xiv)	The first sentence under the sub-heading “In-Kind Redemptions” on page 17 of the Prospectus is deleted and replaced with the following:

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash.

(xv)	The information under the heading “THE FEEDER PORTFOLIO” on page 17 of the Prospectus is deleted.

The date of this Supplement is September 10, 2010.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Portfolio
(formerly, the U.S. Large Company Institutional Index Portfolio)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 28, 2010

This Supplement describes certain technical changes to your investment in the U.S. Large Company Portfolio.  These changes will not affect the value of your investment.

On September 10, 2010 (the “Effective Date”), the U.S. Large Company Portfolio (the “Portfolio”) of Dimensional Investment Group Inc. (“DIG”) simplified its operations by discontinuing the master-feeder structure and no longer investing substantially all of its assets in The U.S. Large Company Series (the “Master Fund”) of The DFA Investment Trust Company (the “Trust”). Instead, the Portfolio now purchases portfolio securities directly.  The Portfolio has acquired the portfolio securities previously held by the Master Fund.

As a consequence of these changes, the following changes are made to the SAI:

(i)
All references in the SAI to the Portfolio being a “Feeder Portfolio” that utilizes the master-feeder structure are deleted.  In addition, references to “The U.S. Large Company Series” and the “U.S. Large Company Series” are replaced with the “U.S. Large Company Portfolio.”

(ii)	The second sentence in the paragraph on the cover of the SAI is deleted and replaced with the following:

The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund’s annual report to shareholders.

(iii)	Under the heading “PORTFOLIO CHARACTERISTICS AND POLICIES” on page 1 of the SAI:

a)           the second sentence of the first paragraph is deleted.

b)           the second and third paragraphs are deleted and replaced with the following:

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to the Portfolio and provides administrative services to the Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The Portfolio is diversified under the federal securities laws and regulations.

c)           all references to the “Master Fund” in the fourth paragraph are replaced with the “Portfolio.”

(iv)	Under the heading “BROKERAGE TRANSACTIONS” on page 1 of the SAI:

a)           all references to the “Master Fund” are replaced with the “Portfolio.”

b)           the following sentence is added to the beginning of the first paragraph:

Prior to September 10, 2010, the Portfolio was a Feeder Portfolio, which invested substantially all of its assets in a master fund, and the dollar amounts prior to September 10, 2010 represent the amounts paid by the master fund in which the Portfolio previously had invested substantially all of its assets.

c)           the second full paragraph on page 2 of the SAI is deleted.

(v)	Under the heading “INVESTMENT LIMITATIONS” on pages 2-3 of the SAI:

a)           the second sentence of the third full paragraph on page 3 of the SAI is deleted.

b)           the fourth full paragraph on page 3 of the SAI is deleted and replaced as follows:

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid securities, which limits investments in illiquid securities to 15% of the Portfolio’s net assets. Further, pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”), the Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities. While maintaining oversight, the Board of Directors of the Fund has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.  Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

(vi)	The information under the heading “FUTURES CONTRACTS” on pages 3-4 of the SAI is deleted and replaced as follows:

FUTURES CONTRACTS

The Portfolio may enter into futures contracts and options on futures contracts to gain market exposure on its uninvested cash pending investments in securities and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges, and FCMs may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in a repayment of excess margin to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn income on its margin deposits. The Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") General Regulations Section 1.3

(z)): (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) do not exceed 5% of the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts that the Portfolio has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make variation margin deposits. In such circumstances, if the Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Portfolio (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts. These requirements are designed to limit the amount of leverage that the Portfolio may use by entering into futures transactions.

(vii)	All references to the “Master Fund” under the heading “CASH MANAGEMENT PRACTICES” on page 4 of the SAI are replaced with the “Portfolio.”

(viii)	Under the sub-heading “Directors” appearing under the heading “DIRECTORS AND OFFICERS” on page 4 of the SAI, the second sentence is deleted.

(ix)	Under the sub-heading “Administrative Services” on page 13 of the SAI:

a)           The parenthetical “(including the expenses the Portfolio bears as a shareholder of its Master Fund)” in the second paragraph is deleted.

b)           the final two paragraphs are deleted and replaced as follows:

PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio. The services provided by PNC Global are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For the administrative and accounting services provided by PNC Global, the Portfolio pays PNC Global annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund Complex, which includes four registered investment companies and a group trust. The fee schedule is set forth in the table below:

.0110% of the Fund Complex’s first $50 billion of average net assets;
.0085% of the Fund Complex’s next $25 billion of average net assets; and
.0075% of the Fund Complex’s average net assets in excess of $75 billion.

The fees charged to the Portfolio under the fee schedule are allocated to the Portfolio based on the its pro-rata portion of the aggregate average net assets of the Fund Complex. The Portfolio is also subject to a monthly base fee of $1,666.  The Portfolio also pays separate fees to PNC Global with respect to the services PNC Global provides as transfer agent and dividend disbursing agent.

(x)	The phrases “and the Master Fund” and “and Master Fund’s” are deleted from the paragraph under the sub-heading “Custodian” on page 13 of the SAI.

(xi)	Under the heading “ADVISORY FEES” on page 14 of the SAI:

a)           all references to the “Master Fund” are replaced with the “Portfolio.”

b)           the following sentences are added as the fourth and fifth sentences:

Prior to September 10, 2010, the Portfolio was a Feeder Portfolio which invested substantially all of its assets in a master fund and the dollar amounts prior to September 10, 2010 represent the amount paid by the master fund in which the Portfolio invested substantially all of its assets.  Furthermore, the master fund had more than one Feeder Portfolio and/or direct investor and, therefore, the dollar amounts represent the total dollar amount of advisory fees paid by the master fund to the Advisor.

c)           the last sentence of the paragraph is deleted.

(xii)	The first paragraph under the heading “PORTFOLIO MANAGER” on page 14 of the SAI is deleted and replaced as follows:

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio including running buy and sell programs based on the parameters established by the Investment Committee. Stephen A. Clark is the portfolio manager that coordinates the efforts of all other portfolio managers with respect to the day-to-day management of the Portfolio.

(xiii)	The first sentence in the paragraph under the sub-heading “Other Managed Accounts” on page 15 of the SAI is deleted and replaced as follows:

In addition to the Portfolio, the portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by the Advisor, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.

(xiv)	Under the sub-heading “Potential Conflicts of Interest” on pages 15-16 of the SAI:

a) all references to the “Master Fund” are replaced with the “Portfolio.”

b)           the parenthetical “(other than the Master Fund in which the Portfolio in this SAI invests substantially all of its assets)” in the first paragraph is deleted.

(xv)	The final two sentences in the paragraph under the heading “GENERAL INFORMATION” on page 16 of the SAI are deleted.

(xvi)	The paragraph under the heading “CODE OF ETHICS” on page 16 of the SAI is deleted and replaced as follows:

The Fund, the Advisor and DFAS have adopted a Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio. The Code is designed to ensure that access persons act in the interest of the Portfolio, and its shareholders, with respect to any personal trading of securities. Under the Code, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio unless their proposed purchases are approved in advance. The Code also contains certain reporting requirements and securities trading clearance procedures.

(xvii)	The second paragraph under the heading “SHAREHOLDER RIGHTS” on page 17 of the SAI is deleted.

(xviii)	The third and fourth paragraphs under the heading “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” on pages 18-19 of the SAI are deleted.

(xix)	The first sentence under the sub-heading “Distributions of Net Investment Income” on page 20 of the SAI is deleted and replaced as follows:

The Portfolio receives or derives income generally in the form of dividends and interest on its investments.

(xx)	The first sentence under the sub-heading “U.S. Government Securities” on page 21 of the SAI is deleted and replaced as follows:

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio.

(xxi)	The paragraph under the sub-heading “Limitation on Deductibility of Losses” on page 23 of the SAI is deleted and replaced as follows:

Losses incurred on the sale of securities by the Portfolio to another Portfolio will be disallowed if, as of the date of sale, the selling and purchasing funds are considered related parties. If the selling and purchasing funds are both Portfolios (i.e., both corporations), they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing funds. Other attribution rules may apply.

(xxii)	The information under the heading “PROXY VOTING POLICIES” beginning on page 28 of the SAI is deleted and replaced as follows:

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor. The Voting Guidelines are largely based on those developed by Risk Metrics Group, Inc. (“RMG”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio, including all authorized traders of the Advisor.

The Advisor votes (or refrains from voting) proxies in a manner consistent with the best interests of the Portfolio as understood by the Advisor at the time of the vote. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio in accordance with the Voting Policies and the Voting Guidelines. Most proxies that the Advisor receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for the Advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Advisor during the proxy voting process. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates. If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of RMG), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio.

The Advisor votes (or refrains from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio’s investments. In some cases, the Advisor may determine that it is in the best interests of the Portfolio to refrain from exercising proxy voting rights. The Advisor may determine that voting is not in the best interest of the Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. The Advisor does not vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio associated with voting. The Advisor determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote. In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained Institutional Shareholder Services, Inc. (“ISS”), which was acquired by RMG, to provide certain services with respect to proxy voting. RMG provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio; and provides reports concerning the proxies voted. In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although the Advisor may consider the recommendations of ISS on proxy issues, the Advisor remains ultimately responsible for all proxy voting decisions.

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) upon request, by calling collect: (512) 306-7400 or (ii) on the Advisor’s website at http://www.dimensional.com and (iii) on the SEC’s website at http://www.sec.gov.

(xxiii)	Under the heading “DISCLOSURE OF PORTFOLIO HOLDINGS” on page 29 of the SAI:

a)           the first paragraph is deleted and replaced as follows:

The Advisor and the Board of Directors of the Fund (the “Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

b)           the paragraph titled “Online Disclosure of Portfolio Holdings Information” is deleted and replaced as follows:

Online Disclosure of Portfolio Holdings Information. The Portfolio generally discloses up to twenty-five of its largest portfolio holdings and the percentages that each of these largest portfolio holdings represent of the Portfolio’s total assets (“largest holdings”), as of the most recent month-end, online at the Advisor’s public website, http://www.dimensional.com, within twenty days after the end of each month. This online disclosure may also include information regarding the Portfolio’s industry allocations. The Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, http://www.dimensional.com, two months following the month-end, or more frequently and at different periods when authorized by a Designated Person (as defined below).

c)           the final sentence on page 29 of the SAI is deleted and replaced as follows:

As of September 10, 2010, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

d)           the second sentence in the first paragraph on page 30 of the SAI is deleted and replaced as follows:

None of the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

e)           the second and third paragraphs on page 31 of the SAI are deleted and replaced as follows:

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

(xxiv)	The second paragraph under the heading “FINANCIAL STATEMENTS” on page 31 of the SAI is deleted.

The date of this Supplement is September 10, 2010.